UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2018
Date of Report (Date of earliest event reported)

STWC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52825	20-8980078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

1350 Independence St., Suite 300 Lakewood, CO	80215
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 736-2442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 Item 1.01 Entry into a Material Definitive Agreement.

Hayden & Tysadco

On October 26, 2018, STWC Holdings, Inc., a Colorado corporation dba Strainwise® ("STWC" and the "Company"), Hayden IR, LLC ("Hayden"), and Tysadco Partners LLC ("Tysadco" and, collectively with Hayden, the "Consulting Firms") entered into an Investor Relations Consulting Agreement (the "IR Agreement"). Pursuant to the IR Agreement, the Consulting Firms agreed to, inter alia, help the Company build a core messaging platform, create and enhance investor-focused content (presentation, website, factsheet etc.), expand awareness of STWC, and achieve an appropriate valuation based on peer group comparison and in-line with the financial ratios of companies with similar financial models, commencing on November 1, 2018. As compensation for their services, the Consulting Firms will receive $5,000 per month and a total of 25,000 shares, which shall vest at a schedule of 10,000 shares at on November 1, 2018, 7,500 shares on the 120th day from November 1, 2018, and 7,500 shares on the 180th day from November 1, 2018, subject to the IR Agreement being in effect as of each applicable vesting date.

J Paul Consulting

On November 1, 2018, the Company and J Paul Consulting Corp., a Colorado corporation ("JPCC"), entered into a Consulting Agreement (the "Consulting Agreement") pursuant to which JPCC agreed to provide the Company with, inter alia, market research, messaging advice, introductions to potential customers and investors, and establishing communication channels with prospective partners. As compensation for its services, JPCC will receive a monthly retainer of $4,000 and warrants to purchase up to 150,000 shares of STWC's common stock (the "Warrants"). The Warrants shall vest according to the following schedule:

1. 50,000 Warrants two (2) months from the November 1, 2018 (the "First Tranche");
2. 50,000 Warrants four (4) months from the November 1, 2018 (the "Second Tranche"); and
3. 50,000 Warrants six (6) months from the November 1, 2018 (the "Third Tranche").
The exercise price for the Warrants shall be $0.80 per share for the First Tranche, $1.00 for the Second Tranche, and $1.25 for the Third Tranche.  The term of the Consulting Agreement is for six (6) months, beginning on November 1, 2018.
Item 3.02 Unregistered Sales of Equity Securities

Please see the discussion in Item 1.01 regarding the Company's issuance of securities to the Consulting Firms and JPCC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

99.1	IR Agreement with Hayden and Tysadco

99.2	Consulting Agreement with JPCC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STWC Holdings, Inc.

Date: November 1, 2018	By:	/s/ Erin Phillips
Erin Phillips, CEO